SUPPLEMENT

Dated May 9, 2008

to the

Class IA Shares Prospectus dated May 1, 2008

Class IB Shares Prospectus dated May 1, 2008

(collectively the “Prospectuses”)

for the American Funds HLS Funds

Effective May 9, 2008, the above referenced prospectuses are revised as follows:

American Funds Blue Chip Income and Growth HLS Fund

In the section entitled “Principal Investment Strategy,” the third sentence of the second paragraph is hereby deleted and replaced with the following:

The Master Blue Chip Income and Growth Fund ordinarily will invest at least 90% of its equity assets in the stock of companies in business for five or more years (including predecessor companies), that pay regular dividends, whose debt securities are rated BBB- or above by S&P or unrated but determined to be of equivalent quality, and reflect a market capitalization of $4 billion and above.

This Supplement should be retained with your Prospectus for future reference.